EXHIBIT 10.1(c)

INCREMENTAL REVOLVING CREDIT COMMITMENT ASSUMPTION AGREEMENT

dated as of June 15, 2004,

relating to the

AMENDED AND RESTATED CREDIT AGREEMENT

dated as of April 23, 2004,

among

CB RICHARD ELLIS SERVICES, INC.,

CB RICHARD ELLIS GROUP, INC.,

THE LENDERS PARTY THERETO

and

CREDIT SUISSE FIRST BOSTON,

as Administrative Agent

CREDIT SUISSE FIRST BOSTON,

as Sole Lead Arranger and Sole Bookrunner

INCREMENTAL REVOLVING CREDIT COMMITMENT ASSUMPTION AGREEMENT dated as of June 15, 2004 (this “Agreement”), among CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the “Borrower”), CB RICHARD ELLIS SERVICES GROUP, INC., a Delaware corporation (“Holdings”), the Incremental Revolving Credit Lenders party hereto (the “Incremental Revolving Credit Lenders”) and CREDIT SUISSE FIRST BOSTON (“CSFB”), as administrative agent (in such capacity, the “Administrative Agent”).

A. Reference is made to the Amended and Restated Credit Agreement dated as of April 23, 2004 (the “Credit Agreement”), among the Borrower, Holdings, the Lenders party thereto and CSFB, as Administrative Agent and Collateral Agent.

B. Pursuant to Section 2.24(b) of the Credit Agreement, (i) the Borrower has requested that the Incremental Revolving Credit Lenders severally agree to provide the Borrower with Incremental Revolving Credit Commitments and (ii) the Administrative Agent has informed each Revolving Credit Lender of such request and has offered each Revolving Credit Lender the opportunity to become a Converting Revolving Credit Lender.

C. The Incremental Revolving Credit Lenders are willing so to provide the Borrower with Incremental Revolving Credit Commitments, and each Revolving Credit Lender with a Revolving Credit Commitment as of the Incremental Revolving Credit Effective Date (as defined below) is willing to become a Converting Revolving Credit Lender, in each case on the terms and subject to the conditions set forth herein and in the Credit Agreement.

D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Terms Generally. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Agreement. This Agreement shall be an “Incremental Revolving Credit Commitment Assumption Agreement” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Incremental Revolving Credit Lenders and Commitments. Schedule I attached hereto sets forth the name of each Incremental Revolving Credit Lender and its Incremental Revolving Credit Commitment as of the Incremental Revolving Credit Effective Date. The Incremental Revolving Credit Commitment of each Incremental Revolving Credit Lender shall be several and not joint. As of the Incremental Revolving Credit Effective Date, and after giving effect to the modification of the Revolving Credit Commitment of each Converting Revolving Credit Lender, the Total Incremental Revolving Credit Commitment shall be $150,000,000 and the Total Revolving Credit Commitment shall be zero. Unless the context otherwise requires, as used herein, the term “Incremental Revolving Credit Lenders” shall include the Converting Revolving Credit Lenders.

SECTION 3. Terms and Conditions. The Incremental Revolving Credit Commitments evidenced hereby shall having the following terms and conditions:

Incremental Revolving Credit Commitment Effective Date:	June 15, 2004 (the “Incremental Revolving Credit Commitment Effective Date”).

Incremental Revolving Credit Maturity Date:	March 31, 2009.

Incremental Revolving Credit Commitment Fee:	The Commitment Fee applicable to the daily unused amount of the Incremental Revolving Credit Commitments for purposes of Section 2.05(a)(ii) of the Credit Agreement shall be 0.50% per annum.

Applicable Percentage:

As used in the Credit Agreement, the “Applicable Percentage” on any day with respect to Incremental Revolving Loans shall be based upon the Borrower’s Leverage Ratio as of the relevant date of determination as set forth in the following table:

	Leverage Ratio	Eurodollar Spread	ABR Spread
	Category 1	2.50%	1.50%

	Greater than 2.5 to 1.0

	Category 2	2.25%	1.25%

	Greater than 2.0 to 1.0 but less than or equal to 2.5 to 1.0

	Category 3	2.00%	1.00%

	Less than or equal to 2.0 to 1.0

Except with respect to the table set forth above, the other provisions of the defined term “Applicable Percentage” set forth in the Credit Agreement shall apply to the Incremental Revolving Loans and Incremental Letters of Credit as if they were Revolving Loans and Revolving Letters of Credit.

Cleanup Obligation:	Section 2.13(j) of the Credit Agreement shall not apply to the Incremental Swingline Loans or Incremental Revolving Loans. Accordingly, for the avoidance of doubt, upon the modification of the Revolving Credit Commitments of the Converting Revolving Lenders as provided herein, Section 2.13(j) of the Credit Agreement shall cease to have any effect.

Implementation:	If any Revolving Loans are to be outstanding on the Incremental Revolving Credit Effective Date, such Loans will be prepaid on such date with the proceeds of either an Incremental Swingline Loan or an Incremental Revolving Borrowing. Such prepayment shall be subject to Section 2.16, but otherwise without premium or penalty. In addition, on the Incremental Revolving Credit Effective Date, all outstanding Letters of Credit shall be redesignated as Incremental Letters of Credit as contemplated by Section 2.23(d) of the Credit Agreement, without the requirement of further notice from or action by any party to the Credit Agreement.

General:	The Incremental Revolving Credit Commitments described above shall constitute “Incremental Revolving Credit Commitments” for all purposes of the Credit Agreement and the other Loan Documents, and the Incremental Revolving Credit Lenders shall be Lenders and Incremental Revolving Credit Lenders with respect to such Incremental Revolving Credit Commitments for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 4. Conditions Precedent. The effectiveness of the Incremental Revolving Credit Lenders’ Incremental Revolving Credit Commitments under the Credit Agreement shall be subject to satisfaction of the following conditions precedent:

(a) The Credit Agreement shall have become effective in accordance with its terms, without the waiver or modification of any condition precedent set forth in Section 4.02 thereof unless also waived or modified by Incremental Revolving Credit Lenders holding a majority of the Incremental Revolving Credit Commitments;

(b) On the Incremental Revolving Credit Effective Date, each of the conditions set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement shall be satisfied, and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower;

(c) The Administrative Agent shall have received (with sufficient copies for each Incremental Revolving Credit Lender) legal opinions, board resolutions and an officer’s certificate consistent with those delivered on the Restatement Date under Section 4.02 of the Credit Agreement; and

(d) The Administrative Agent shall have received (on behalf of itself and the Incremental Revolving Credit Lenders) all fees and other amounts due and payable on or prior to the Incremental Revolving Credit Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

SECTION 5. Certain Agreements. For the avoidance of doubt and without limiting the application thereof, the parties hereto hereby agree that the provisions of Section 9.05 of the Credit Agreement shall apply to the execution and delivery of, and the performance of the parties’ respective obligations under, this Agreement.

SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

SECTION 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 10 hereof. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 9. Headings. The headings and cover page of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 10. Effectiveness. This Agreement shall become effective as of June 15, 2004, on the date that the Administrative Agent shall have received counterparts of this Agreement which, when taken together, bear the signatures of the Borrower, Holdings, the Incremental Revolving Credit Lenders and the Administrative Agent. This Agreement may not be amended, supplemented or otherwise modified other than in a writing signed by each of the parties hereto.

SECTION 11. Acknowledgement of Guarantors. Each of the Guarantors hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions hereof, and each of the Guarantors hereby consents to the terms and conditions of this Agreement and the transactions contemplated hereby, and hereby confirms its guarantee and, as applicable, its grant of Collateral under the Collateral Agreement and agrees that such guarantee and any such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties, including the Incremental Revolving Credit Lenders as such in respect of their Incremental Revolving Credit Exposure and the other Obligations owed to them from time to time.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CB RICHARD ELLIS SERVICES, INC.,

by
Name:
Title:

CB RICHARD ELLIS GROUP, INC.,

by
Name:
Title:

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE II HERETO,

by
Name:
Title: Authorized Signatory

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as an Incremental Revolving Credit Lender and as Administrative Agent,

by
Name:
Title:

by
Name:
Title:

SIGNATURE PAGE TO THE

INCREMENTAL REVOLVING CREDIT

COMMITMENT ASSUMPTION AGREEMENT

DATED AS OF JUNE     , 2004, TO THE

CB RICHARD ELLIS SERVICES, INC.

AMENDED AND RESTATED CREDIT

AGREEMENT DATED AS OF APRIL 23, 2004

Name of CONVERTING/ INCREMENTAL REVOLVING CREDIT LENDER:

by
Name:
Title: